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                                                                    EXHIBIT 23.4

                        [LETTERHEAD OF SALUSTRO REYDEL]


                        CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference in the registration statement on Form S-3 of our report dated July 15, 1996 on our audit of the combined financial statements of the Fuel Pump Division of Sofitam S.A. as of December 31, 1995 and 1994 he three years then ended. We also consent to the reference of our firm under the caption "Experts".

                                                                 Salustro Reydel
PARIS FRANCE
FEBRUARY 12, 1998